Fixed Assets Disclosure: Schedule of Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2014
Tables/Schedules
Schedule of Fixed Assets
	DECEMBER 31,	DECEMBER 31,
	2014	2013

Office furniture & equipment	$32,895	$32,895
Less: accumulated depreciation	(10,750)	(5,525)
Total fixed assets, net	$22,145	$27,370